Exhibit 99.1
Thomson StreetEventsSM
Conference Call Transcript
SPN — Superior Energy Services Merger & Acquisition Announcement
Event Date/Time: Sep. 25. 2006 / 9:00AM CT

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
CORPORATE PARTICIPANTS
Greg Rosenstein
Superior Energy Services, Inc. — Director IR
Terry Hall
Superior Energy Services, Inc. — Chairman, CEO
Bill Jenkins
Warrior Energy Services Corp. — Chairman, President, CEO
Robert Taylor
Superior Energy Services, Inc. — EVP, CFO, Principal Accounting Officer
CONFERENCE CALL PARTICIPANTS
Joe Agular
Johnson Rice — Analyst
Jim Rollyson
Raymond James — Analyst
Dan Pickering
Pickering Energy Partners — Analyst
Thomas Escott
Pritchard Capital — Analyst
Robin Shoemaker
Bear Stearns — Analyst
Ted Price
Evergreen Investment — Analyst
Scott Mittleman
Jefferies Asset Management — Analyst
Matt Harman
SH Capital — Analyst
Robert Christensen
Buckingham Research Group — Analyst
Adam Leight
Credit Suisse — Analyst
Eric Johnson
Bear Stearns — Analyst
Stewart Glickman
Standard & Poor’s — Analyst
David Nierenberg
Nierenberg Investment Management — Analyst
Mike Clark
Satellite Asset Management — Analyst

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
PRESENTATION
Operator
Good morning, ladies and gentlemen, and welcome to the Superior Energy conference call. At this time all participants are in a listen-only mode. Following today’s presentation instructions will be given for the question and answer session. (OPERATOR INSTRUCTIONS) As a reminder, this conference is being recorded today, Monday, September 25, 2006.
I would now like to turn the conference over to Greg Rosenstein, Vice President of Investor Relations. Please go ahead, sir.
Greg Rosenstein - Superior Energy Services, Inc. — Director IR
All right. Good morning and thank you for joining today’s conference call. Let me remind everyone that during the call management may make forward-looking statements regarding future expectations about the Company’s business, management’s plans for future operations, or similar matters. The Company’s actual results could differ materially due to several important factors, including those described in the Company’s filings with the Securities and Exchange Commission.
Information recorded on this call speaks only as of today, September 25, 2006, and therefore time-sensitive information may no longer be accurate as of the day of any replay. There is a slide package and a fact sheet available on our website that provides good background information and will be referenced during this call.
Terry Hall, Chairman and CEO of Superior Energy Services, will make some opening remarks. Also here with us, available for questions, will be Bill Jenkins, Chairman, President, and CEO of Warrior Energy Services; and from Superior we also have Ken Blanchard, President and Chief Operating Officer, as well as Robert Taylor, Chief Financial Officer. Now I will turn the call over to Terry Hall.
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Good morning, everyone. Thanks for tuning in. It sounds like from the information we are getting there’s a lot of you out there. We will look forward to your questions later.
If you are on the Web or looking at these slides, I will try to remember to tell you when to turn. If not, maybe it will be apparent.
To summarize this transaction, we have signed a definitive agreement to acquire Warrior for about $175 million in cash, 5.3 million shares of Superior’s stock, and the assumption of $44 million in debt. We intend to pay down the debt at closing.
Based on these terms Warrior’s total enterprise value is about $358 million. According to First Call, analysts estimate Warrior’s 2007 EBITDA to be $79 million. This would imply an acquisition multiple of 4.5 times ‘07 EBITDA. These estimates do not include any new business developments that we expect will arise from the combination.
Also keep in mind that, while 2007 EBITDA is estimated to be around $79 million, given the planned growth initiatives at Warrior the ‘08 EBITDA is expected to be approximately $125 million. We’ll go through these initiatives in more detail later.
The transaction is expected to close late in the fourth quarter of ‘06 and is expected to be accretive on both an earnings and cash flow basis. In connection with the transaction we have a commitment for $200 million in long-term debt. Change slides.
There are several key strategic elements of the transaction that makes it attractive to us. It meets our strategic goal of geographic diversification, as Warrior is located in most major domestic land basins. This will take our non-Gulf of Mexico revenue to about 50% of total revenues.
Secondly, we gain an established footprint in major US land markets where we can leverage our existing services. For instance, we immediately become a bigger participant in the cased hole electric line business, as the Warrior brand-name gives us credibility and size. Warrior provides us with a substantive platform to deploy additional capital and introduce new technical production-related services to the domestic onshore market.
Lastly, we have known Warrior and its management team for sometime. We have long admired their ability to attract key people and develop and maintain an excellent reputation. We have confidence in their leadership and really expect great things to come from this acquisition. Turn your slide.

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
Just a little bit of background here on Warrior. They provide what we like to call premium production-related services. Such things as cased hole wireline — some call it electric line — snubbing, and P&A services. There are two important distinctions regarding Warrior’s business that we think differentiate it from other land-based service companies.
First because most of its services are in the premium category they require a higher level of technical expertise than other services, they are less labor-intensive, and generate better margins.
Secondly, these services —much like Superior’s production-related services — are less sensitive to changes in commodity pricing and rig counts. Warrior’s services, like Superior’s services, are used to enhance, maintain, and extend production from existing wells.
The Company has a broad and growing geographic presence, covering the most active US basins, with 25 operating basins in 10 states. Their growth plans are highlighted by their planned entry into the coiled tubing market. The company has secured slots to purchase 32 coiled tubing spreads during the next two years. We use the term spreads; we are also including — we include coiled tubing, nitrogen, and pumping units.
They have 570 employees. They are generally viewed as high-quality employees, some termed the best in class. Turn your slide.
Warrior, as I have said, is a leading domestic land player in the electric line business. By year-end they will have 82 units; in comparison Superior has 15 electric line units. Warrior’s expansion plan will add 20 units over the next two years.
In terms of coiled tubing spreads, Warrior will have six at the end of ‘06. Alongside Superior’s 17 units, the Company will have a total of 23 coiled tubing spreads at year end, of which 17 will be land-based. The current expansion plan will add another 26 spreads over the next two years for a total of 49 by the end of ‘08. That will put us right near, if not at the top of, the number of units in the North American market.
In hydraulic workover or snubbing, Warrior will have 15 units by the end of ‘06, will add another eight units by ‘08. Superior currently has 18 snubbing and hydraulic workover units. Almost all of these unit expansions will be used for land bases.
Turning your slide, looking at this map, it clearly depicts how the acquisition represents an important step in our strategy of significantly expanding and diversifying our services beyond the Gulf. As you can see, it strengthens our foothold in the domestic onshore market, bringing with it seasoned management and extensive onshore oilfield services’ experience and over 570 skilled employees.
I can’t say enough about that. These people are very key to this transaction. It has taken a long time to assemble them, and they have all been very carefully handpicked. We have watched that with great envy over time.
In summary, we believe the key takeaways of the transaction are that it accelerates our geographic diversification, provides us a powerful new platform to introduce new products and services, and makes us one of the largest providers of technical well intervention services across North America and the Gulf. I know you are all anxious to ask questions, so we will take them now.
QUESTION AND ANSWER
Operator
(OPERATOR INSTRUCTIONS) Joe Agular, Johnson Rice.
Joe Agular - Johnson Rice — Analyst
Terry and Bill too I guess, I was wondering if you could maybe expand a little bit upon some of the opportunities that you all think are in front of you here, with respect to the coiled tubing market and some of the newer services that you might be able to offer customers with coiled tubing.
Also kind of generally speaking, in terms of the market overall, you know the number of wells that have been drilled in the United States continues to go up. It would seem like there is quite a lot of production-related services that are going to occur over the coming years as a result of that. I guess that is my one question.

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Well, Joe, that’s a mouthful. Near the end of the question you referenced the number of wells that have been drilled and the fact that we are going to long be depending on those wells, I guess, for our energy supplies.
That really has always been the focus of our business — to enhance, extend, and maintain production. That is what Warrior does. That is what we do. You do that through a variety of services, from slickline to electric line, coiled tubing, and many, many other services.
They are in those services; we are in those services. For example, we are by far the dominant player in the Gulf of Mexico in the slickline business. Warrior has got a very small presence in that business. So clearly there is an opportunity for us to bring slickline to the North American land market.
On the coiled tubing side, if you have been in this business you know that the best hands always follow the newest equipment. We are going to have the newest fleet, the most modern fleet. We have got a great management team here. We have put together a management team to run this coiled business — I mean, Warrior has. They will and already have attracted the best people. So I think we will take market share rather rapidly in those land markets.
I think it’s going to help our reputation in the Gulf of Mexico. They have got a great reputation in the cased hole electric line business. We can build on that.
Any service that relates to the extension or enhancement of production that we have in-house I think we can make available to Warrior and their management team. I have every confidence that they will be able to exploit those opportunities. That is the kind of the way I see it. Bill, how do you see it?
Bill Jenkins - Warrior Energy Services Corp. — Chairman, President, CEO
From our side we are really excited about the asset base that Superior has, the delivery to the customers. We have a great sales force and marketing team. It should be easy for us to apply these assets across our large geographic footprint and help increase utilization and margins for Superior going forward. So we are really excited about that and the opportunity here.
Operator
Jim Rollyson, Raymond James.
Jim Rollyson - Raymond James — Analyst
Terry, for what it looks like just multiple-wise, you paid a reasonably attractive multiple on a relative basis for next year; but it looks like it gets even better in ‘08. Can you kind of comment about — I guess plans are to keep everything in place from an equipment perspective and maybe management as well. Can you kind of comment on that?
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
That’s exactly right, Jim. I think if you look at what we have done in the past, we have always tried to make acquisitions where we were comfortable with management and willing to let them go ahead and execute their plan. That is just exactly what we will do here.
The Warrior brand will continue. The Bobcat brand will continue. We would not have entertained the idea of this transaction if we weren’t certain that we could keep and retain their key people and their management. That is just the way we do things and we will continue to do them the way we have done them in the past.

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
Jim Rollyson - Raymond James — Analyst
Good. My follow-up, obviously just on the numbers that you have kind of presented that consensus looks at for ‘07 and ‘08, things look pretty good. You mentioned being able to maybe augment some of those things with your own different business lines. Have you given any thought to what kind of growth in the existing numbers, the stand-alone numbers, that might help?
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Well, we have given a lot of thought to it, Jim. We are not going to give any guidance today. But suffice it to say there’s an awful lot of opportunity there. But we are not going to push it at them any faster than they want it.
So we have got a lot of things that could be taken to that market; and as Warrior is ready to take it on we are going to provide it to them. We obviously did this in part for that reason.
Jim Rollyson - Raymond James — Analyst
Okay. Congratulations.
Operator
Dan Pickering, Pickering Energy Partners.
Dan Pickering - Pickering Energy Partners — Analyst
Terry, I’m not sure if this question is for you or Bill; but I am just curious on the — and again, the Warrior numbers I am not as familiar with. But Street consensus goes from $80 million to $125 million in 2008. I guess I was just wondering what level of utilization is assumed on the new assets in that increment.
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
I think we are around 75% utilization is the numbers that we have used going forward.
Dan Pickering - Pickering Energy Partners — Analyst
Okay. Then I guess my follow-up would be — our rough math would have this transaction generally neutral to earnings at about a $55 million EBITDA rate. Terry, I am wondering if you could comment on the validity of my math there? It is sort of back of the envelope. But just hoping for a little guidance there.
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Dan, I would never challenge your math; but I think you might be a little light there. But I don’t know. We clearly expect Warrior to do an awful lot better than that in ‘07 and significantly better in ‘08.
But we did our own modeling. You know us pretty well, Dan, and we know these businesses. We know what they can do. We know what kind of revenue they can generate. We think we know what the opportunity is.
We have done our own modeling — we didn’t use the Street numbers to do it — based on our own knowledge from many, many years in the business. We are telling you it is going to be accretive. It may not be very accretive in ‘07, but it is going to be real accretive in ‘08.
Operator
Thomas Escott, Pritchard Capital.

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
Thomas Escott - Pritchard Capital — Analyst
I understand that the transaction, even at this price, you expect it to be accretive in ‘07. My question, I guess, is why did you — what was the justification to pay 100% premium for the deal?
You know it would have been even more accretive if you paid a 40% premium or 50% premium. I am trying to get behind what was the logic of the 100% premium to do this.
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Well, Tom, we didn’t actually make this deal last Friday or last Wednesday. This trade was struck in August. When the trade was struck the premium really was about in line with those numbers you were throwing around. It was in the 40s, high 40s.
The value proposition to us has not changed in three or four weeks. We based the deal on what we felt like their EBITDA would be; the earnings they would bring to us; what was a fair value for it. And they evaluated it that way.
I don’t think either one of us were focused on the stock prices, because clearly they bounced around in the last few weeks have shown us that.
We paid about 4.5 times the EBITDA we expect them to generate in ‘07 and much, much less than that for what they are going to generate in ‘08. That is what we looked at.
Again, the deal was struck. Someone may ask me — why didn’t we re-trade it? Well, we don’t do things like that. It is not the way we do business. The value proposition did not change. It has not changed.
This is a type of business we wanted. It is very difficult to buy companies that have this type of workforce that are in more the technical service area.
Operator
Robin Shoemaker, Bear Stearns.
Robin Shoemaker - Bear Stearns — Analyst
I wanted to ask about — Superior has been moving pretty steadily into the international expansion. You have had the SPN Resources strategy that you have been pursuing. Does this impact in any way your plans to keep growing in those areas?
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Not at all, Robin. We basically have been telling the market for a couple of years that we were fighting a war on two fronts. We were trying to gain market share and grow on the domestic land side, as well as grow internationally. We have had very nice success in international markets; not as much success in the land market because we never could find the right deal.
This is the right deal. This gives us a chance to build that out. While we build this out, we will direct even more attention to the international growth initiative. So nothing is going to change here.
You just take your opportunities when you get them. This came along and this satisfies our need in the North American land market. We still may want to look at Western Canada. But what we get here with Warrior is enough for us now to begin to fertilize this crop.
We have got something here we like. We can add services. We can do things with this. This is something we needed to do to get a good established footprint in that market. So really it is going to free us up, I think, in some respects to look even harder at the international market while we build this one out.

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
Robin Shoemaker - Bear Stearns — Analyst
Okay. Just as a follow-up then, could you describe the kind of competitive environment today in the cased hole wireline business and the pricing trends that you have seen, say, over the last year?
Clearly you feel there is a shortage of units, which is why Warrior is engaged in expansion of their cased hole wireline units. But can you just describe the landscape there a little bit?
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Well you know in our business, Gulf of Mexico business, we have seen cased hole wireline pricing go up in some instances as much as 25%; the norm is probably closer to 17%. I think that is probably true on the land side, but I’m going to let Bill address that question.
It is a business that has grown nicely. We expect there to continue to be significant demand for those services, particularly since for the most part they relate to post-drilling type of activity. It tends to be a lot more stable than things that are levered to the drill bit.
Bill, I don’t know, what do you see on the land side?
Bill Jenkins - Warrior Energy Services Corp. — Chairman, President, CEO
I mean we have never tried to oversaturate one region. We are very careful there. We have a very moderate fleet. We have got great people. We’d like to think that we are first in class. That does increase our utilization. We have better margins than most.
We think we can have an instant effect on Terry’s e-line business that he has today. Our margins are a little stronger than theirs. We expect to pull that through right away.
And we expect to pull all the services through, through our footprint and our 600-plus customers that we have on land. I probably agree with Terry; 15% to 20% price increase over the last 14, 15 months; and that trend should continue going forward.
Operator
Ted Price, Evergreen Investment.
Ted Price - Evergreen Investment — Analyst
This is from ignorance rather than anything else, but how much of the Warrior business goes into existing wells versus new wells? Given the fact that energy prices are down and maybe that will begin to impact some of the drilling companies’ expectations, is the Warrior business totally dependent upon or mostly dependent upon new wells or existing wells?
Bill Jenkins - Warrior Energy Services Corp. — Chairman, President, CEO
Ted, we are a lot like Terry. We like behind pipe; we call it cash flow protection for our customers. We are mostly behind pipe services. The only time that you will see us on a drilling rig is if they happen to get stuck on a pipe recovery job.
But basically we like protecting the cash flow of our customers on the production side. That is the majority of our business today.
Ted Price - Evergreen Investment — Analyst
So it is really on existing wells?

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
Bill Jenkins - Warrior Energy Services Corp. — Chairman, President, CEO
It is. It is a combination of — it depends on what area. Like if you’re South Mississippi, basically 95% is on existing wells...got a program that Denbury has got going. Some areas may be a little heavily weighted toward the drilling side; but total picture, probably 85% of our revenue is behind pipe on existing wells.
Operator
[Scott Mittleman], Jefferies Asset Management.
Scott Mittleman - Jefferies Asset Management — Analyst
Congratulations. You said you have secured a commitment for $200 million of long-term debt. Is the deal conditioned on financing?
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
No. I mean we have got the commitment for the financing, and the deal is not conditioned on the financing.
Scott Mittleman - Jefferies Asset Management — Analyst
Can you give us the terms of the debt?
Robert Taylor - Superior Energy Services, Inc. — EVP, CFO, Principal Accounting Officer
It’s a term B piece, seven years.
Scott Mittleman - Jefferies Asset Management — Analyst
All right. One last follow-up is, was there an auction process for Warrior?
Bill Jenkins - Warrior Energy Services Corp. — Chairman, President, CEO
An auction process?
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
No.
Operator
Matt Harman, SH Capital.
Matt Harman - SH Capital — Analyst
Congratulations on the deal. I did just jump on late, so I just was following up. Are Superior shareholders required to vote on this transaction, or just Warrior?

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Just Warrior.
Matt Harman - SH Capital — Analyst
Just Warrior. You are still anticipating a close of the transaction before the calendar year-end?
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Yes.
Matt Harman - SH Capital — Analyst
Terrific. Thanks again and congratulations again.
Operator
Robert Christensen, Buckingham Research Group.
Robert Christensen - Buckingham Research Group — Analyst
What does a coiled tubing spread go for in the way of purchase price? You are spending a lot of money there. Briefly tell us the advantages over the traditional workover rig, if you could. Thank you.
Bill Jenkins - Warrior Energy Services Corp. — Chairman, President, CEO
A spread would be about $3.5 million and we are projecting about $4.5 million in revenue, 42% to 45% EBITDA going forward.
Of course coiled tubing can be used without a workover rig on a location, going through tubing to acidize, to drill. Many applications you can use coiled tubing versus a conventional workover rig.
Horizontal wells you can push and pull. So it has got a fantastic future, and that is one of the reasons that we were going forward in the coiled tubing business — is the future of the business.
Robert Christensen - Buckingham Research Group — Analyst
Thank you. What does it rent out on? An hourly basis, daily basis? How do you charge for it?
Bill Jenkins - Warrior Energy Services Corp. — Chairman, President, CEO
No, sir. There’s tools and devices you can put on the bottom of your coiled tubing. There’s products you are pumping down. Hopefully we are always pumping nitrogen as a retail product. There’s just several ways that you will be charging for the equipment.
Operator
(OPERATOR INSTRUCTIONS) Dan Pickering.

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
Dan Pickering - Pickering Energy Partners — Analyst
I just wanted to get some numbers here. Robert, you mentioned seven-year notes; but I didn’t hear an interest rate.
Robert Taylor - Superior Energy Services, Inc. — EVP, CFO, Principal Accounting Officer
LIBOR plus 2.25.
Dan Pickering - Pickering Energy Partners — Analyst
So it will float. Then are there any — Terry, I think you said 5.3 million shares. There is no adjustment to those shares based on share price or anything; it is just a straight number of shares here in the calculation?
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Number of shares is fixed.
Dan Pickering - Pickering Energy Partners — Analyst
Okay. Then when we look at cost savings, is that a significant piece to this? Or is it the strategic — hey, let’s get a bigger land footprint; and so not going to be a lot of costs to garner here?
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
We never model potential cost savings when we are looking at a transaction; nor do we model synergistic savings, Dan. Never have. I hope we don’t ever start doing that. I hope we never get into a deal where we need to.
So I would advise you not to plan on any of that either. If it happens, it happens.
Dan Pickering - Pickering Energy Partners — Analyst
Okay. Then I would assume customary breakup fees here associated with the transaction?
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Yes.
Dan Pickering - Pickering Energy Partners — Analyst
Okay. That answered my mathematical questions. Thank you.
Operator
Thomas Escott, Prichard Capital.
Thomas Escott - Pritchard Capital — Analyst
Dan asked the question. It was the collars on the deal. Your answer is there are no collars on this for the stock price?

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
None. The number of shares is fixed and the cash is fixed.
Thomas Escott - Pritchard Capital — Analyst
Okay. That was it. Thanks.
Operator
Adam Leight, Credit Suisse.
Adam Leight - Credit Suisse — Analyst
Just, it looks like the expansion plans are spread out relatively evenly over the next two years. Is the spending associated with that expected to be split pretty much in line with that? Does it affect your other capital spending at all?
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
It won’t affect other capital spending; and the spending is spread out over the next couple of years fairly evenly. If anything this probably will give us an opportunity to put out more CapEx.
Operator
Eric Johnson, Bear Stearns.
Eric Johnson - Bear Stearns — Analyst
I’m sorry; my phone cut out. What was the pricing on the term B?
Robert Taylor - Superior Energy Services, Inc. — EVP, CFO, Principal Accounting Officer
LIBOR plus 2.25.
Operator
Stewart Glickman, Standard & Poor’s.
Stewart Glickman - Standard & Poor’s — Analyst
Terry, you mentioned in your initial comments that many of Warrior’s services you would characterize as being in the premium category.
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Yes.

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
Stewart Glickman - Standard & Poor’s — Analyst
I was wondering if you could comment on which geographic regions in the US you think perhaps have the greatest opportunity for further expansion of premium services in more geologically challenging gas situations.
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Well, I think any of these basins offer a lot of opportunity. I mean they are all sort of nontraditional reservoirs, and they end up depending heavily on the premium-type service post-drilling. Now which one is going to be the best going forward, I don’t know. Bill has probably got an idea.
Bill Jenkins - Warrior Energy Services Corp. — Chairman, President, CEO
Yes, some places you can drill from 5,000 feet like [on a log], 25,000 feet. The Rocky Mountains of course is a place that you may end up at 28,000 feet. Of course we have got the deep stuff that we are doing; stuck pipe offshore. You know, the 30,000-plus feet.
So we like temperature. We like pressure. We like H2S gas, because that is a great margin maker for us. It is a place that we like to be.
We have done it for 22.5 years. These are the places that have longevity to us even in a softer cycle. These are the places that we like to be in, that we are going to be in; and we have been doing it for quite some time here.
Stewart Glickman - Standard & Poor’s — Analyst
Okay. Bill, one follow-up on your unit expansion plans. What kind of lead times are you baking in for the cased hole units and the coiled tubing spreads that you are planning to add in ‘07 and ‘08?
Bill Jenkins - Warrior Energy Services Corp. — Chairman, President, CEO
We manufacture our own e-line units and our own P&A units out of Laurel, Mississippi. So we will have 10 next year, and 10 in ‘08 additions. But we do build those ourselves, so we will be right on time with those.
We expect to have six units this year. Six spreads this year, 14 spreads in ‘07, an additional 12 spreads in ‘08. We think that we have got a great manufacturer there, and we think that we will have the equipment delivered in a timely manner.
Operator
David Nierenberg, Bear Stearns (sic).
David Nierenberg - Nierenberg Investment Management — Analyst
I am not with Bear Stearns yet, Terry, I think as you know.
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
I just rolled out of my chair, David. But okay. Thank you.
David Nierenberg - Nierenberg Investment Management — Analyst
Terry, can I ask you about a question about the elephant in the room?

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Go ahead.
David Nierenberg - Nierenberg Investment Management — Analyst
You know, you are buying this company for less than 3 times projected 2008 cash flow. Your own cash flow combined with that means that your debt burden is very comfortable. It is probably less than 1 times 2008 combined cash flow. It accelerates your growth strategy, which you have already executed very well.
Why is the share price down $4 for something that made such abundant sense?
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
I have no idea, David. I guess there are a lot of people playing the arbitrage here. I am glad that at least somebody is looking at the value proposition and the strategic fit. That is what this was all about.
Of course the OSX is also down in a big, big way. The commodities are down a little bit. But all of that will change, and we are in the business long-term. We are looking at ‘07. We are looking at ‘08.
I think if the market were really looking at that maybe the stock wouldn’t be down. I don’t know. We don’t run the business for the stock price.
David Nierenberg - Nierenberg Investment Management — Analyst
Well, I am buying today.
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Okay. Thank you, David.
Operator
Mike Clark, Satellite Asset Management.
Mike Clark - Satellite Asset Management — Analyst
I apologize if you have touched on this, but have you talked about the CapEx for the combined entity for ‘07, ‘08?
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
No, we have not.
Mike Clark - Satellite Asset Management — Analyst
Could you give us any kind of broad range?

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Sep. 25. 2006 / 9:00 AM CT, SPN — Superior Energy Services Merger & Acquisition Announcement
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Well, I think the CapEx for Warrior has been out there for some time. You can get that down; and vis-à-vis Warrior the numbers will probably go up, because we will probably find ways to spend more capital there than they had anticipated. So you could say our CapEx budget is probably going up.
Operator
Management, there are no further questions at this time. Please continue with any closing remarks you may have.
Terry Hall - Superior Energy Services, Inc. — Chairman, CEO
Well, that’s really all we have. We certainly thank you for attending the call; and we suggest you look at the value. Thank you.
Operator
Thank you. Ladies and gentlemen, this concludes the Superior Energy conference call. If you would like to listen to a replay of today’s conference call please dial 303-590-3000 with access code 11072280 followed by the pound sign. (OPERATOR INSTRUCTIONS) You may now disconnect, and thank you for using AT&T Teleconferencing.
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